Exhibit 21.1

VIRGIN MEDIA INC

LIST OF SUBSIDIARY COMPANIES

AS AT FEBRUARY 28, 2007

Company	Jurisdiction of Incorporation / Registration

Action Stations (2000) Limited	England and Wales
Action Stations (Lakeside) Limited	England and Wales
Andover Cablevision Limited	England and Wales
Anglia Cable Communications Limited	England and Wales
Avon Cable Investments Limited	England and Wales
Barnsley Cable Communications Limited	England and Wales
Bearsden Nominees, Inc	USA (Delaware)
Berkhamsted Properties & Building Contractors Limited	England and Wales
Birmingham Cable Corporation Limited	England and Wales
Birmingham Cable Finance Limited	Jersey
Birmingham Cable Limited	England and Wales
Blue Yonder Workwise Limited	England and Wales
Bluebottle Call Limited	England and Wales
Bradford Cable Communications Limited	England and Wales
Bravo TV Limited	England and Wales
Cable Adnet Limited	England and Wales
Cable Camden Limited	England and Wales
Cable Communications (Telecom) Limited	England and Wales
Cable Communications Limited	England and Wales
Cable Enfield Limited	England and Wales
Cable Finance Limited	Jersey
Cable Guide Limited	England and Wales
Cable Hackney & Islington Limited	England and Wales
Cable Haringey Limited	England and Wales
Cable Interactive Limited	England and Wales
Cable Internet Limited	England and Wales
Cable London Limited	England and Wales
Cable on Demand Limited	England and Wales
Cable Television Limited	England and Wales
Cable Thames Valley Limited	England and Wales
CableTel (UK) Limited	England and Wales
CableTel Cardiff Limited	England and Wales
CableTel Central Hertfordshire Limited	England and Wales
CableTel Hertfordshire Limited	England and Wales
CableTel Herts and Beds Limited	England and Wales
CableTel Investments Limited	England and Wales
CableTel Newport	England and Wales
CableTel North Bedfordshire Limited	England and Wales
CableTel Northern Ireland Limited	Northern Ireland
CableTel Programming, Inc	USA (Delaware)
CableTel Scotland Limited	Scotland
CableTel Surrey and Hampshire Limited	England and Wales
CableTel Telecom Supplies Limited	England and Wales
CableTel Ventures Inc	USA (Delaware)
CableTel West Glamorgan Limited	England and Wales
CableTel West Riding Limited	England and Wales

Cambridge Cable Services Limited	England and Wales
Cambridge Holding Company Limited	England and Wales
Capital City Cablevision Limited	Scotland
CCL Corporate Communication Services Limited	England and Wales
Central Cable Holdings Limited	England and Wales
Central Cable Limited	England and Wales
Central Cable Sales Limited	England and Wales
Challenge TV	England and Wales
Chariot Collection Services Limited	England and Wales
Chartwell Investors, LP	USA (Delaware)/UK Resident
Columbia Management Limited	England and Wales
ComTel Cable Services Limited	England and Wales
ComTel Coventry Limited	England and Wales
Continental Shelf 16 Limited	England and Wales
Credit-Track Debt Recovery Limited	England and Wales
Crystal Palace Radio Limited	England and Wales
De Facto 1159 Limited	England and Wales
Diamond Cable (Bassetlaw) Limited	England and Wales
Diamond Cable (Burton-upon-Trent) Limited	England and Wales
Diamond Cable (Chesterfield) Limited	England and Wales
Diamond Cable (Grantham) Limited	England and Wales
Diamond Cable (Grimclee) Limited	England and Wales
Diamond Cable (Hinckley) Limited	England and Wales
Diamond Cable (Leicester) Limited	England and Wales
Diamond Cable (Lincoln) Limited	England and Wales
Diamond Cable (Lincolnshire) Limited	England and Wales
Diamond Cable (Mansfield) Limited	England and Wales
Diamond Cable (Melton Mowbray) Limited	England and Wales
Diamond Cable (Newark-on-Trent) Limited	England and Wales
Diamond Cable (Ravenshead) Limited	England and Wales
Diamond Cable (Vale of Belvoir) Limited	England and Wales
Diamond Cable Acquisitions Limited	England and Wales
Diamond Cable Communications Limited	England and Wales
Diamond Cable Construction Limited	England and Wales
Diamond Cable CPE Limited	England and Wales
Diamond Holdings Limited	England and Wales
Diamond Visual Communications Limited	England and Wales
Digital Television Network Limited	England and Wales
Doncaster Cable Communications Limited	England and Wales
DTELS Limited	England and Wales
Dundee Cable and Satellite Limited	England and Wales
East Coast Cable Limited	England and Wales
East Midlands Cable Communications Limited	England and Wales
East Midlands Cable Group Limited	England and Wales
East Midlands Cable Holdings Limited	England and Wales
Ed Stone Limited	England and Wales
Edinburgh Cablevision Limited	England and Wales
EMS Investments Limited	England and Wales
Enablis Limited	England and Wales
Eurobell (Holdings) Limited	England and Wales
Eurobell (IDA) Ltd	England and Wales
Eurobell (No 2) Limited	England and Wales
Eurobell (No 3) Limited	England and Wales
Eurobell (No 4) Limited	England and Wales

Eurobell (South West) Limited	England and Wales
Eurobell (Sussex) Limited	England and Wales
Eurobell (West Kent) Limited	England and Wales
Eurobell CPE Limited	England and Wales
Eurobell Internet Services Limited	England and Wales
Eurobell Limited	England and Wales
European Business Network Limited	England and Wales
Fastrak Limited	England and Wales
Filegale Limited	England and Wales
Fleximedia Limited	England and Wales
Flextech (1992) Limited	England and Wales
Flextech (Kindernet Investment) Limited	England and Wales
Flextech (Travel Channel) Limited	England and Wales
Flextech Broadband Holdings Limited	England and Wales
Flextech Broadband Limited	England and Wales
Flextech Broadcasting Limited	England and Wales
Flextech Business News Limited	England and Wales
Flextech Childrens Channel Limited	England and Wales
Flextech Communications Limited	England and Wales
Flextech Digital Broadcasting Limited	England and Wales
Flextech Distribution Limited	England and Wales
Flextech Family Channel Limited	England and Wales
Flextech Holdco Limited	England and Wales
Flextech Homeshopping Limited	England and Wales
Flextech Interactive Limited	England and Wales
Flextech Investments (Jersey) Limited	England and Wales
Flextech IVS Limited	England and Wales
Flextech Limited	England and Wales
Flextech Media Holdings Limited	England and Wales
Flextech Music Publishing Limited	England and Wales
Flextech Rights Limited	England and Wales
Flextech Ventures Limited	England and Wales
Flextech Video Games Limited	England and Wales
Flextech-Flexinvest Limited	England and Wales
Florida Homeshopping Limited	England and Wales
Front Row Television Limited	England and Wales
General Cable Group Limited	England and Wales
General Cable Holdings Limited	England and Wales
General Cable Investments Limited	England and Wales
General Cable Limited	England and Wales
General Cable Programming Limited	England and Wales
Halifax Cable Communications Limited	England and Wales
Heartland Cablevision (UK) Limited	England and Wales
Heartland Cablevision II (UK) Limited	England and Wales
Herts Cable Limited	England and Wales
Hieronymous Limited	England and Wales
Imminus (Ireland) Limited	England and Wales
Imminus Limited	England and Wales
Interactive Digital Sales Limited	England and Wales
IVS Cable Holdings Limited	England and Wales
Jewel Holdings Limited	England and Wales
Lanbase European Holdings Limited	England and Wales
Lanbase Limited	England and Wales
LCL Cable (Holdings) Limited	England and Wales

LCL Telephones Limited	England and Wales
Lewis Reed Debt Recovery Limited	England and Wales
Lichfield Cable Communications Limited	England and Wales
Living TV Limited	England and Wales
Matchco Directors Limited	England and Wales
Matchco Limited	England and Wales
Matchco Secretaries Limited	England and Wales
Mayfair Way Management Limited	England and Wales
Maza Limited	England and Wales
Merger Sub Inc	USA (Delaware)
Metro Hertfordshire Limited	England and Wales
Metro South Wales Limited	England and Wales
Middlesex Cable Limited	England and Wales
Minotaur International Limited	England and Wales
Mixmax Limited	England and Wales
Network Gaming Consulting Limited	England and Wales
NNS UK Holdings 1 LLC	USA (Delaware)/UK Resident
NNS UK Holdings 2, Inc	USA (Delaware)/UK Resident
North CableComms Holdings, Inc	USA (Delaware)/UK Resident
North CableComms LLC	USA (Delaware)/UK Resident
North CableComms Management, Inc	USA (Delaware)/UK Resident
Northampton Cable Television Limited	England and Wales
Northern Credit Limited	England and Wales
ntl (Aylesbury and Chiltern) Limited	England and Wales
ntl (B) Limited	England and Wales
ntl (BCM Plan) Pension Trustees Limited	England and Wales
ntl (Broadland) Limited	England and Wales
ntl (Chichester) Limited	England and Wales
ntl (City and Westminster) Limited	England and Wales
ntl (County Durham) Limited	England and Wales
ntl (CRUK) Limited	England and Wales
ntl (CWC Holdings)	England and Wales
ntl (CWC) Corporation Limited	England and Wales
ntl (CWC) Limited	England and Wales
ntl (CWC) Management Limited	England and Wales
ntl (CWC) No 2 Limited	England and Wales
ntl (CWC) No 3 Limited	England and Wales
ntl (CWC) No 4 Limited	England and Wales
ntl (CWC) Programming Limited	England and Wales
ntl (CWC) UK	England and Wales
ntl (Ealing) Limited	England and Wales
ntl (Eastbourne and Hastings) Limited	England and Wales
ntl (Fenland) Limited	England and Wales
ntl (Greenwich and Lewisham) Limited	England and Wales
ntl (Hampshire) Limited	England and Wales
ntl (Harrogate) Limited	England and Wales
ntl (Harrow) Limited	England and Wales
ntl (Kent) Limited	England and Wales
ntl (Lambeth and Southwark) Limited	England and Wales
ntl (Leeds) Limited	England and Wales
ntl (Norwich) Limited	England and Wales
ntl (Peterborough) Limited	England and Wales
ntl (South East) Limited	England and Wales
ntl (South Hertfordshire) Limited	England and Wales

ntl (South London) Limited	England and Wales
ntl (Southampton and Eastleigh) Limited	England and Wales
ntl (Sunderland) Limited	England and Wales
ntl (Thamesmead) Limited	England and Wales
NTL (Triangle) LLC	USA (Delaware)/UK Resident
ntl (V) Limited	England and Wales
ntl (V) Plan Pension Trustees Limited	England and Wales
ntl (Wandsworth) Limited	England and Wales
ntl (Wearside) Limited	England and Wales
ntl (West London) Limited	England and Wales
ntl (YorCan) Limited	England and Wales
ntl (York) Limited	England and Wales
ntl Acquisition Company Limited	England and Wales
ntl Bolton Cablevision Holding Company	England and Wales
NTL Brighton LLC	USA (Delaware)
ntl Bromley Company	USA (Delaware)/UK Resident
ntl Business (Ireland) Limited	England and Wales
ntl Business Limited	England and Wales
ntl CableComms Bolton	England and Wales
ntl CableComms Bromley	England and Wales
ntl CableComms Bury and Rochdale	England and Wales
ntl CableComms Cheshire	England and Wales
ntl CableComms Derby	England and Wales
ntl CableComms East Lancashire	England and Wales
ntl CableComms Greater Manchester	England and Wales
ntl CableComms Group Limited	England and Wales
ntl CableComms Group, Inc	USA (Delaware)/UK Resident
ntl CableComms Holdings No 1 Limited	England and Wales
ntl CableComms Holdings No 2 Limited	England and Wales
ntl CableComms Lancashire No 1	England and Wales
ntl CableComms Lancashire No 2	England and Wales
ntl CableComms Limited	England and Wales
ntl CableComms Macclesfield	England and Wales
ntl CableComms Manchester Limited	England and Wales
ntl CableComms Oldham and Tameside	England and Wales
ntl CableComms Solent	England and Wales
ntl CableComms Staffordshire	England and Wales
ntl CableComms Stockport	England and Wales
ntl CableComms Surrey	England and Wales
ntl CableComms Sussex	England and Wales
ntl CableComms Wessex	England and Wales
ntl CableComms West Surrey Limited	England and Wales
ntl CableComms Wirral	England and Wales
ntl Cambridge Limited	England and Wales
ntl Chartwell Holdings 2, Inc	USA (Delaware)/UK Resident
ntl Chartwell Holdings Limited	England and Wales
ntl Chartwell Holdings, Inc	USA (Delaware)/UK Resident
ntl Communications Services Limited	England and Wales
ntl Darlington Limited	England and Wales
ntl Derby Cablevision Holding Company	England and Wales
NTL Digital (US), Inc	USA (Delaware)
ntl Digital Ventures Limited	England and Wales
ntl Equipment No 1 Limited	England and Wales
ntl Equipment No 2 Limited	England and Wales

ntl Fawnspring Limited	England and Wales
ntl Finance Limited	England and Wales
ntl Funding Limited	England and Wales
ntl Glasgow	Scotland
ntl Glasgow Holdings Limited	England and Wales
ntl Holdings (Broadland) Limited	England and Wales
ntl Holdings (East London) Limited	England and Wales
ntl Holdings (Fenland) Limited	England and Wales
ntl Holdings (Leeds) Limited	England and Wales
ntl Holdings (Norwich) Limited	England and Wales
ntl Holdings (Peterborough) Limited	England and Wales
NTL International Services, Inc	USA (Delaware)
ntl Internet Limited	England and Wales
ntl Internet Services Limited	England and Wales
ntl Irish Holdings Limited	England and Wales
ntl Kirklees	England and Wales
ntl Kirklees Holdings Limited	England and Wales
ntl Limited	England and Wales
ntl Manchester Cablevision Holding Company	England and Wales
ntl Microclock Services Limited	England and Wales
ntl Midlands Limited	England and Wales
ntl Milton Keynes Limited	England and Wales
ntl National Limited	England and Wales
ntl National Networks Limited	England and Wales
ntl Networks Limited	England and Wales
ntl North CableComms Holdings, Inc	USA (Delaware)/UK Resident
ntl North CableComms Management, Inc	USA (Delaware)/UK Resident
ntl Partcheer Company Limited	England and Wales
ntl Pension Trustees Limited	England and Wales
ntl Programming Subsidiary Company	USA (Delaware)/UK Resident
ntl Rectangle Limited	England and Wales
NTL Rochester Inc	USA (Delaware)
ntl Sideoffer Limited	England and Wales
ntl Solent Company	USA (Delaware)/UK Resident
ntl Solent Telephone and Cable TV Company Limited	England and Wales
ntl South CableComms Holdings, Inc	USA (Delaware)/UK Resident
ntl South CableComms Management, Inc	USA (Delaware)/UK Resident
ntl South Central Limited	England and Wales
ntl South Wales Limited	England and Wales
ntl Streetunique Projects Limited	England and Wales
ntl Streetunit Projects Limited	England and Wales
ntl Streetusual Services Limited	England and Wales
ntl Streetvision Services Limited	England and Wales
ntl Streetvital Services Limited	England and Wales
ntl Streetwarm Services Limited	England and Wales
ntl Streetwide Services Limited	England and Wales
ntl Strikeagent Trading Limited	England and Wales
ntl Strikeamount Trading Limited	England and Wales
ntl Strikeapart Trading Limited	England and Wales
ntl Surrey Company	USA (Delaware)/UK Resident
ntl Sussex Company	USA (Delaware)/UK Resident
ntl Systems Limited	England and Wales
ntl Technical Support Company Limited	England and Wales
ntl Teesside Limited	England and Wales

ntl Telecom Services Limited	England and Wales
ntl Trustees Limited	England and Wales
ntl UK CableComms Holdings, Inc	USA (Delaware)/UK Resident
ntl UK Telephone and Cable TV Holding Company Limited	England and Wales
ntl Ventures Limited (In Liquidation)	England and Wales
ntl Victoria II Limited	England and Wales
ntl Victoria Limited	England and Wales
ntl Wessex Company	USA (Delaware)/UK Resident
ntl Westminster Limited	England and Wales
ntl Winston Holdings Limited	England and Wales
ntl Winston Holdings, Inc	USA (Delaware)/UK Resident
ntl Wirral Company	USA (Delaware)/UK Resident
ntl Wirral Telephone and Cable TV Company	England and Wales
Oxford Cable Limited	England and Wales
Penn Services Inc	USA (Delaware)
Perth Cable Television Limited	England and Wales
Pinnacle Debt Recovery Limited	England and Wales
Prospectre Limited	Scotland
Rapid Banking Solutions Limited	England and Wales
Rapid Business Solutions Limited	England and Wales
Rapid Personal Digital Solutions Limited	England and Wales
Rapid Travel Solutions Limited	England and Wales
Rotherham Cable Communications Limited	England and Wales
Screenshop Limited	England and Wales
Secure Backup Systems Limited	England and Wales
Sheffield Cable Communications Limited	England and Wales
Sit-up Limited	England and Wales
Smashedatom Limited	England and Wales
South CableComms Holdings, Inc	USA (Delaware)/UK Resident
South CableComms LLC	USA (Delaware)/UK Resident
South CableComms Management, Inc	USA (Delaware)/UK Resident
Southern East Anglia Cable Limited	England and Wales
Southwestern Bell International Holdings Limited	England and Wales
Stafford Communications Limited	England and Wales
Start! Games Limited	England and Wales
Supporthaven Public Limited Company	England and Wales
Swindon Cable Limited	England and Wales
Take Four BV	Amsterdam
Tamworth Cable Communications Limited	England and Wales
Telewest Carrier Services Limited	England and Wales
Telewest Communications (Central Lancashire) Limited	England and Wales
Telewest Communications (Cotswolds) Limited	England and Wales
Telewest Communications (Cumbernauld) Limited	England and Wales
Telewest Communications (Dumbarton) Limited	England and Wales
Telewest Communications (Dundee & Perth) Limited	England and Wales
Telewest Communications (East Lothian and Fife) Limited	England and Wales
Telewest Communications (Falkirk) Limited	England and Wales
Telewest Communications (Fylde & Wyre) Limited	England and Wales
Telewest Communications (Glenrothes) Limited	England and Wales
Telewest Communications (Internet) Limited	England and Wales
Telewest Communications (Liverpool) Limited	England and Wales
Telewest Communications (London South) Limited	England and Wales
Telewest Communications (Midlands and North West) Limited	England and Wales
Telewest Communications (Midlands) Limited	England and Wales

Telewest Communications (Motherwell) Limited	England and Wales
Telewest Communications (Nominees) Limited	England and Wales
Telewest Communications (North East) Limited	England and Wales
Telewest Communications (North West) Limited	England and Wales
Telewest Communications (Publications) Limited	England and Wales
Telewest Communications (Scotland Holdings) Limited	England and Wales
Telewest Communications (Scotland) Limited	England and Wales
Telewest Communications (South East) Limited	England and Wales
Telewest Communications (South Thames Estuary) Limited	England and Wales
Telewest Communications (South West) Limited	England and Wales
Telewest Communications (Southport) Limited	England and Wales
Telewest Communications (St Helens & Knowsley) Limited	England and Wales
Telewest Communications (Taunton & Bridgwater) Limited	England and Wales
Telewest Communications (Telford) Limited	England and Wales
Telewest Communications (Tyneside) Limited	England and Wales
Telewest Communications (Wigan) Limited	England and Wales
Telewest Communications Cable Limited	England and Wales
Telewest Communications Group Limited	England and Wales
Telewest Communications Holdco Limited	England and Wales
Telewest Communications Holdings Limited	England and Wales
Telewest Communications Networks Limited	England and Wales
Telewest Communications Services Limited	England and Wales
Telewest Directors Limited	England and Wales
Telewest Global Finance LLC	USA (Delaware)
Telewest Health Trustees Limited	England and Wales
Telewest Limited	England and Wales
Telewest Parliamentary Holdings Limited	England and Wales
Telewest Share Trust Limited	England and Wales
Telewest Trustees Limited	England and Wales
Telewest UK Limited	England and Wales
Telewest Workwise Limited	England and Wales
Telso Communications Limited	England and Wales
The Cable Corporation Equipment Limited	England and Wales
The Cable Corporation Limited	England and Wales
The Cable Equipment Store Limited	England and Wales
The North London Channel Limited	England and Wales
The Yorkshire Cable Group Limited	England and Wales
Theseus No.1 Limited	England and Wales
Theseus No.2 Limited	England and Wales
Trouble TV Limited	England and Wales
TVS Pension Fund Trustees Limited	England and Wales
TVS Television Limited	England and Wales
United Artists Investments Limited	England and Wales
Virgin Media (UK) Group, Inc	USA (Delaware)/UK Resident
Virgin Media Business Limited	England and Wales
Virgin Media Communications Limited	England and Wales
Virgin Media Communications Networks Limited	England and Wales
Virgin Media Directors Limited	England and Wales
Virgin Media Dover LLC	USA (Delaware)
Virgin Media Group LLC	USA (Delaware)
Virgin Media Holdings Inc	USA (Delaware)
Virgin Media Inc	USA (Delaware)
Virgin Media Investment Holdings Limited	England and Wales
Virgin Media Limited	England and Wales

Virgin Media National Networks Limited	England and Wales
Virgin Media Payments Limited	England and Wales
Virgin Media Reserve (No.1) Limited	England and Wales
Virgin Media Reserve (No.2) Limited	England and Wales
Virgin Media Reserve (No.3) Limited	England and Wales
Virgin Media Reserve (No.4) Limited	England and Wales
Virgin Media Reserve (No.5) Limited	England and Wales
Virgin Media Reserve (No.6) Limited	England and Wales
Virgin Media Reserve (No.7) Limited	England and Wales
Virgin Media Reserve (No.8) Limited	England and Wales
Virgin Media Sales Limited	England and Wales
Virgin Media Secretaries Limited	England and Wales
Virgin Media Television Limited	England and Wales
Virgin Mobile Group (UK) Limited	England and Wales
Virgin Mobile Holdings (UK) Limited	England and Wales
Virgin Mobile Telecoms Limited	England and Wales
Virgin Net Limited	England and Wales
Virigin Media Finance PLC	England and Wales
Vision Networks Services UK Limited	England and Wales
VMIH Sub Limited	England and Wales
Wakefield Cable Communications Limited	England and Wales
Wessex Cable Limited	England and Wales
Windsor Television Limited	England and Wales
Winston Investors LLC	USA (Delaware)/UK Resident
Workplace Technologies Trustees Company Limited	England and Wales
XL Debt Recovery Agency Limited	England and Wales
X-TANT Limited	England and Wales
Yorkshire Cable Communications Limited	England and Wales
Yorkshire Cable Finance Limited	England and Wales
Yorkshire Cable Limited	England and Wales
Yorkshire Cable Properties Limited	England and Wales
Yorkshire Cable Telecom Limited	England and Wales

Joint Ventures - 50% Owned
Crystalvision Productions Limited	England and Wales
Flextech Satellite Investments Limited	England and Wales
UK Channel Management Limited	England and Wales
UK Gold Broadcasting Limited	England and Wales
UK Gold Holdings Limited	England and Wales
UK Gold Services Limited	England and Wales
UK Gold Television Limited	England and Wales
UKTV Interactive Limited	England and Wales
UKTV New Ventures Limited	England and Wales
VIS ITV Limited (in liquidation)	England and Wales